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                                                                    EXHIBIT 10.3

                             SECOND AMENDMENT TO THE
                    INTERFACE, INC. NONQUALIFIED SAVINGS PLAN

      THIS SECOND AMENDMENT to the Interface, Inc. Nonqualified Savings Plan (the "Plan") is made on this 30th day of December, 2002, by the Administrative Committee of the Plan.

                                   WITNESSETH:

      WHEREAS, Interface, Inc. (the "Company") maintains the Plan for the benefit of its employees; and

      WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

      WHEREAS, the Administrative Committee desires to amend the Plan to designate Interface Fabrics Group Finishing Services, LLC and Interface Fabrics Group South Services, LLC as participating companies in the Plan;

      NOW, THEREFORE, the Plan is hereby amended, as follows:

      1. Effective December 30, 2002, Exhibit A of the Plan is amended by adding thereto the following:

            Interface Fabrics Group Finishing Services, LLC   December 30, 2002
            Interface Fabrics Group South Services, LLC       December 30, 2002

      2. Except as specified herein, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Administrative Committee has caused its duly authorized member to execute this Second Amendment on the date first written above.

                                                 ADMINISTRATIVE COMMITTEE

                                                 By: /s/ William G. Reynolds
                                                    ------------------------